Other non-current liabilities and employee future benefits	12 Months Ended
Dec. 31, 2025
Employee Benefits [Abstract]
Other non-current liabilities and employee future benefits	Other non-current liabilities and employee future benefits:

	December 31, 2025	December 31, 2024
Other non-current liabilities	$2,733	$2,580
Net other post-retirement benefit plan liability	86	98
Other non-current liabilities and employee future benefits	$2,819	$2,678
Non-current liabilities: Decommissioning liabilities
A provision for decommissioning liabilities has been recorded for the Corporation’s head office building in Burnaby, British Columbia and is related to estimated site restoration obligations at the end of the lease term. The Corporation has made certain modifications to the leased building to facilitate the manufacturing and testing of its fuel cell products. Consequently, the site restoration obligations relate primarily to dismantling and removing various manufacturing and test equipment and restoring the infrastructure of the leased building to its original state of when the lease was entered into.
18.     Other non-current liabilities and employee future benefits (cont'd):
Non-current liabilities: Decommissioning liabilities (cont'd)
Due to the long-term nature of the liability, the most significant uncertainty in estimating the provision is the costs that will be incurred. The Corporation has determined a range of reasonably possible outcomes of the total costs for the head office building. In determining the fair value of the decommissioning liabilities, the estimated future cash flows have been discounted at 2.96% per annum (2024 – 2.96%).
The Corporation performed an assessment of the estimated cash flows required to settle the obligations for the building as of December 31, 2025. Based on the assessment, an increase of $nil in the provision (2024 - $373,000) was recorded against decommissioning liabilities, in addition to accretion costs of $21,000 (2024 - $58,000) and the effect of movements in exchange rates of $132,000 (2024 - $(188,000)).
The net discounted amount of estimated cash flows required to settle the obligation for the building as of December 31, 2025 is $2,733,000 (2024 - $2,580,000) which is expected to be settled at the end of the lease term which was recently extended for another 10 years to 2035.
Employee future benefits
The Corporation historically maintained a defined benefit pension plan covering existing and former employees in the United States.
During the year ended December 31, 2024, the Corporation effectively terminated and wound-down the defined benefit pension plan through the settlement of the remaining plan liability and recognized actuarial gain on settlement of $913,000 in other comprehensive income (loss). Surplus assets on termination of $1,489,000 were transferred to the Corporation's defined contribution 401K plan in the U.S.
Other post-retirement benefit plan
Certain employees in the United States are also eligible for post-retirement healthcare, life insurance, and other benefits. The Corporation accrues the present value of its obligations under employee future benefit plans and related costs, net of the present value of plan assets.